Exhibit 10.31

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of January 29, 2020 (this “First Amendment”), is entered into among SIGNET JEWELERS LIMITED, an exempted company incorporated under the Laws of Bermuda with registration number 42069 (“Holdings”), SIGNET GROUP LIMITED, a company incorporated in England and Wales with the company number 00477692 (the “Lead Administrative Borrower”), the other Borrowers (as defined in the Credit Agreement referred to below) party hereto, the Lenders (as defined below) party hereto, and BANK OF AMERICA, N.A., as the Administrative Agent (as defined below) and the Collateral Agent (as defined below).
PRELIMINARY STATEMENTS
A.    Reference is made to that certain Credit Agreement, dated as of September 27, 2019 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time and in effect immediately prior to the effectiveness of this First Amendment, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this First Amendment, the “Amended Credit Agreement”), among (a) Holdings, (b) the Lead Administrative Borrower, (c) Signet Group Treasury Services, Inc., a Delaware corporation, Sterling Jewelers Inc., a Delaware corporation, Signet Trading Limited, a company incorporated in England and Wales with the company number 03768979, and Zale Canada Co., an unlimited company organized under the laws of the Province of Nova Scotia, each as a Lead Borrower and a Borrower, (d) Sterling Inc., an Ohio corporation, and Zale Delaware, Inc., a Delaware corporation, each as a Borrower, (e) each other Restricted Subsidiary of Holdings party thereto as a Lead Borrower or a Borrower, (f) the lenders from time to time party thereto (each a “Lender”, and collectively, the “Lenders”) and (g) Bank of America, N.A., as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent and security trustee (in such capacity, including any successor thereto, the “Collateral Agent”) under the Loan Documents.
B.    The Borrowers have requested that the Lenders agree to amend certain of the terms and provisions of the Existing Credit Agreement as specifically set forth in this First Amendment.
C.    The undersigned Lenders are prepared to amend the Existing Credit Agreement, subject to the conditions and in reliance on the representations set forth herein.
Accordingly, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:
1.Capitalized Terms. Capitalized terms used herein, including in preamble and the preliminary statements, and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

2.Amendments to Existing Credit Agreement.

(a)Section 1.1 (Defined Terms) of the Existing Credit Agreement is hereby amended by inserting the following new defined term in the appropriate alphabetical order:
““Specified Irish Subsidiary Guarantor” means SJI Ireland Unlimited Company, an unlimited private company incorporated in Ireland with the company number 608185, and its successors.”
(b)The defined term “Collateral and Guarantee Requirement” set forth in Section 1.1 (Defined Terms) of the Existing Credit Agreement is hereby amended as follows:

(i)restating clause (d)(iii) therein in its entirety as follows:
“(iii)    65% of the issued and outstanding voting Equity Interests and 100% of the issued and outstanding non-voting Equity Interests of each direct Subsidiary of any Loan Party that is (A) not a Loan Party and (B)(I) a FSHCO or (II) a Foreign Subsidiary of a Domestic Subsidiary; and”
(ii)amending clause (a) and clause (b) of the paragraph beginning “Notwithstanding the other provisions” to insert the text “, the Specified Irish Subsidiary Guarantor” immediately after the text “any English Loan Party” appearing in each such clause.

(c)The defined term “Covered Loan Party Jurisdiction” set forth in Section 1.1 (Defined Terms) of the Existing Credit Agreement is hereby amended by restating such defined term in its entirety as follows:
““Covered Loan Party Jurisdiction” means each of (a) the United States, any state thereof or the District of Columbia, (b) Bermuda, (c) Canada or any province or territory thereof, (d) England and Wales, and (e) solely with respect to the Specified Irish Subsidiary Guarantor, the Republic of Ireland.”
(d)The defined term “Debtor Relief Laws” set forth in Section 1.1 (Defined Terms) of the Existing Credit Agreement is hereby amended by inserting the text “examinership,” immediately after the text “receivership,” appearing therein.

(e)The defined term “Excluded Equity Interest” set forth in Section 1.1 (Defined Terms) of the Existing Credit Agreement is hereby amended by restating clause (a) of such defined term in its entirety as follows:
“(a)    other than with respect to the Equity Interest of any Loan Party, more than 65% of the issued and outstanding Equity Interests entitled to vote of each Subsidiary that is (i) not a Loan Party and (ii)(A) a FSHCO or (B) a Foreign Subsidiary of a Domestic Subsidiary;”
(f)The defined term “Excluded Subsidiary” set forth in Section 1.1 (Defined Terms) of the Existing Credit Agreement is hereby amended as follows:

(i)deleting “.” at the end of clause (n) therein and inserting “;” in lieu thereof, and

(ii)inserting the following text below clause (n) therein as follows:

“provided that, notwithstanding the foregoing or any other provision of any Loan Document to the contrary (x) the Specified Irish Subsidiary Guarantor shall be deemed not to be an “Excluded Subsidiary” so long as the Specified Irish Subsidiary Guarantor holds any Equity Interests of any other Loan Party (it being understood and agreed that joinder of the Specified Irish Subsidiary Guarantor as a Loan Party under the Loan Documents does not result in material adverse Tax consequences for any other Loan Party) and (y) no Loan Party shall subsequently be deemed to be an Excluded Subsidiary, unless the Lead Administrative Borrower shall have first complied with the provisions of Section 7.4(b), to the extent applicable.”
(g)The defined term “Financial Officer” set forth in Section 1.1 (Defined Terms) of the Existing Credit Agreement is hereby amended by restating such defined term in its entirety as follows:

““Financial Officer” means, with respect to any Loan Party, the chief financial officer, treasurer or controller of such Loan Party or, with respect to an English Loan Party or the Specified Irish Subsidiary Guarantor, any statutory director of such English Loan Party or the Specified Irish Subsidiary Guarantor with duties consistent with the duties of a chief financial officer, treasurer or controller. Any document delivered hereunder that is signed by a Financial Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Financial Officer shall be conclusively presumed to have acted on behalf of such Loan Party.”
(h)The defined term “Foreign Loan Party” set forth in Section 1.1 (Defined Terms) of the Existing Credit Agreement is hereby amended by restating such defined term in its entirety as follows:

““Foreign Loan Party” means any Loan Party that is not a U.S. Loan Party, including each English Loan Party, each Canadian Loan Party, the Specified Irish Subsidiary Guarantor and Holdings.”
(i)The defined term “Responsible Officer” set forth in Section 1.1 (Defined Terms) of the Existing Credit Agreement is hereby amended by (i) inserting the text “or the Specified Irish Subsidiary Guarantor” immediately after the text “statutory director of an English Loan Party” appearing therein and (ii) deleting the text “on the Closing Date” appearing therein and inserting the text “on or after the Closing Date” in lieu thereof.

(j)Clause (c) of Section 1.8 (Pro Forma Calculations) of the Existing Credit Agreement is hereby amended by restating sub-clauses (i) and (ii) therein as follows:

“(i) during the applicable Test Period or (ii) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then the Consolidated Fixed Charge Coverage Ratio, the Interest Coverage Ratio, the Net Leverage Ratio and the Secured Leverage Ratio, as applicable, shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, to the extent required, as if the same had occurred on the last day of the applicable Test Period (with respect to any calculation of the Net Leverage Ratio or the Secured Leverage Ratio) or the first day of the applicable Test Period (with respect to any calculation of the Consolidated Fixed Charge Coverage Ratio or the Interest Coverage Ratio).”
(k)Clause (e) of Section 2.14 (Joint and Several Liability; Additional Borrowers) of the Credit Agreement is hereby amended by deleting the text “(other than Bermuda)” and inserting the text “(other than Bermuda or the Republic of Ireland)” in lieu thereof.

(l)Clause (b) of Section 7.4 (Borrowing Base Certificates) of the Credit Agreement is hereby amended by (x) inserting the text “(A)” after the words “any Loan Party or any Restricted Subsidiary shall”, (y) inserting the text “or (B) any Loan Party is deemed to be an Excluded Subsidiary, as applicable, and in any case,” after the parenthetical “(or combination thereof)” and (z) inserting the text “(or other applicable events)” immediately after each reference to “series of related transactions” appearing in sub-clause (ii) therein.

(m)Clause (f) of Section 10.1 (Events of Default) is hereby amended by (i) inserting the text “examiner,” immediately after the text “interim receiver” appearing therein and (ii) inserting the text “or the Specified Irish Subsidiary Guarantor” immediately after each reference to “English Loan Party” appearing therein.

3.Conditions Precedent to First Amendment. This First Amendment shall become effective as of the date first written above (the “First Amendment Effective Date”) upon the satisfaction of each of the following conditions precedent:

(a)First Amendment. The Administrative Agent shall have received this First Amendment, duly executed by Holdings, the Borrowers and the Requisite Lenders, and acknowledged by each Subsidiary Guarantors.

(b)Collateral Matters. The Collateral and Guarantee Requirement shall continue to be satisfied, both before and after giving effect to this First Amendment and the joinder of SJI Ireland Unlimited Company as a Subsidiary Guarantor as contemplated herein.

(c)Joinder of SJI Ireland Unlimited Company.

(i)The Administrative Agent shall have received (A) a Joinder Agreement, (B) a Guaranty Supplement (as defined in the Guaranty), (C) a Pledge Agreement Supplement with respect to the U.S. Pledge Agreement, (D) a deed of accession to the Irish Debenture, and (E) a joinder to the Intercompany Subordination Agreement, in each case, with respect to SJI Ireland Unlimited Company and properly executed by a Responsible Officer of SJI Ireland Unlimited Company.

(ii)The Administrative Agent shall have received a share charge governed by the laws of the Republic of Ireland with respect to the pledge by Sterling Jewelers Inc. of the Equity Interests of SJI Ireland Unlimited Company, properly executed by a Responsible Officer of SJI Ireland Unlimited Company.

(iii)The Administrative Agent shall have received (A) a copy of the Constituent Document of SJI Ireland Unlimited Company filed with any Governmental Authority in connection with SJI Ireland Unlimited Company’s incorporation, including all amendments thereto, certified by a director of SJI Ireland Unlimited Company and (B) a certificate of a director of SJI Ireland Unlimited Company, dated the First Amendment Effective Date and certifying (1) that attached thereto is a true and complete copy of all Constituent Documents of SJI Ireland Unlimited Company as in effect on the First Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (2) below, (2) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of SJI Ireland Unlimited Company authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (3) as to the incumbency and specimen signature of each Responsible Officer executing any Loan Document or any other document delivered in connection herewith on behalf of SJI Ireland Unlimited Company, and (4) as to certain other matters required for the purpose of the written opinion of counsel referred to in clause (iv)(B) below.

(iv)The Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent, the Collateral Agent and the Lenders and dated as of the First Amendment Effective Date) of (A) Weil, Gotshal & Manges LLP, counsel for the Loan Parties and (B) McCann Fitzgerald, Irish counsel to the Administrative Agent, in each case with respect to the joinder of SJI Ireland Unlimited Company as a Subsidiary Guarantor.

(v)The Lenders shall have received, at least three (3) Business Days prior to the First Amendment Effective Date, all documentation and other information about SJI Ireland Unlimited

Company required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Proceeds of Crime Act, in each case, that shall have been requested in writing at least ten (10) days prior to the First Amendment Effective Date.

(d)Fees and Expenses. The Administrative Agent shall have received reimbursement or payment of all out-of-pocket costs and expenses required to be reimbursed or paid by the Borrowers under the Existing Credit Agreement on or prior to the First Amendment Effective Date; provided that invoices for any costs and expenses to be reimbursed on the First Amendment Effective Date must be received at least three (3) Business Days prior to the First Amendment Effective Date (except as otherwise reasonably agreed by the Lead Administrative Borrower) or otherwise such costs and expenses shall be paid no later than ten (10) days after the First Amendment Effective Date.

4.Representations and Warranties. Holdings and each Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the First Amendment Effective Date as follows:

(a)Authorization; No Contravention. (i) The execution, delivery and performance by each Loan Party of this First Amendment has been duly authorized by all necessary corporate or other organizational action, and (ii) neither the execution, delivery and performance by each Loan Party of this First Amendment nor the consummation of the transactions contemplated by this First Amendment will (A)  contravene the terms of any of such Person’s Constituent Documents, (B) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Person or any of the Restricted Subsidiaries (other than as permitted under Section 9.1 of the Credit Agreement) under (1) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (C) violate any applicable Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (B) and (C), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)Binding Effect. This First Amendment has been duly executed and delivered by each Loan Party that is party hereto. This First Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(c)Governmental Authorization. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this First Amendment, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d)Representations and Warranties; No Default. The following statements shall be true on the First Amendment Effective Date, both immediately before and immediately after giving effect to this First Amendment and the consummation of the transactions contemplated by this First Amendment taking place on or about the First Amendment Effective Date:

(i)The representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date; provided that, to the extent that any such representation or warranty specifically refers to an earlier date, such representation or warranty shall be true and correct in all material respects as of such earlier date; provided, further that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(ii)no Default or Event of Default shall exist.

5.Survival of Representations and Warranties. All representations and warranties made by Holdings or any Borrower (in each case, on behalf of itself or the other Loan Parties) in this First Amendment or other document delivered pursuant to this First Amendment or in connection herewith shall survive the execution and delivery hereof. Such representations and warranties have been or will be relied upon by the Agents, each Issuer and each Lender, regardless of any investigation made by the Agents, any Issuer or any Lender or on their behalf and notwithstanding that any Agent, any Issuer or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

6.First Amendment as a Loan Document. This First Amendment constitutes a “Loan Document” under the Amended Credit Agreement.

7.Effect on Loan Documents. After giving effect to this First Amendment on the First Amendment Effective Date, the Amended Credit Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and are hereby ratified and confirmed by Holdings and the Borrowers in all respects. The execution, delivery, and performance of this First Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or the Lenders under the Existing Credit Agreement or the other Loan Documents. Holdings and the Borrowers hereby acknowledge and agree that, after giving effect to this First Amendment, all of its obligations and liabilities under the Existing Credit Agreement and the other Loan Documents to which it is a party, as such obligations and liabilities have been amended by this First Amendment, are reaffirmed and remain in full force and effect. All references to the Existing Credit Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to the Amended Credit Agreement. Nothing contained herein shall be construed as a novation of the Obligations outstanding under and as defined in the Existing Credit Agreement, which shall remain in full force and effect, except as modified hereby.

8.Reaffirmation of Grant of Security Interests. Each of Holdings and each Borrower hereby reaffirms its grant to the Collateral Agent, for the benefit of the Secured Parties, of a continuing security interest in and Lien upon the Collateral of such Person, whether now owned or hereafter acquired or arising, and wherever located, all as provided in the Collateral Documents, and Holdings and each Borrower hereby reaffirms that the Obligations are and shall continue to be secured by the continuing security interest and Lien granted by such Person to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Collateral Documents.

9.Limited Effect. This First Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that any Agent or any Lender may have under the Existing Credit Agreement or any other Loan Document (except as expressly set forth herein) or under applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Agent or any Lender to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

10.GOVERNING LAW. THIS FIRST AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

11.Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this First Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Credit Agreement to be executed and delivered as of the date first above written.

SIGNET JEWELERS LIMITED,
as Holdings

By:     /s/ Joan Hilson
Name:    Joan Hilson
Title:    Chief Financial Officer

SIGNET GROUP LIMITED,
incorporated in England and Wales with company number 00477692, as the Lead Administrative Borrower and a Borrower

By:     /s/ Joan Hilson
Name:    Joan Hilson
Title:    Director

SIGNET GROUP TREASURY SERVICES INC.,
as a Borrower

By:     /s/ Stash Ptak
Name:    Stash Ptak
Title:    Secretary

STERLING JEWELERS INC.,
as a Borrower

By:     /s/ Stash Ptak
Name:    Stash Ptak
Title:    Secretary

SIGNET TRADING LIMITED,
incorporated in England and Wales with company number 03768979, as a Borrower

By:     /s/ Benjamin Harris
Name:    Benjamin Harris
Title:    Director

ZALE CANADA CO.,
as a Borrower

By:     /s/ J. Lynn Dennison
Name:    J. Lynn Dennison
Title:    President

[Signature Page to First Amendment to Credit Agreement]

STERLING INC.,
as a Borrower

By:     /s/ Stash Ptak
Name:    Stash Ptak
Title:    Secretary

ZALE DELAWARE, INC.,
as a Borrower

By:     /s/ Stash Ptak
Name:    Stash Ptak
Title:    Secretary

BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Loan Lender, a Lender and an Issuer

By:     /s/ Brian Lindblom
Name:    Brian Lindblom
Title:    Senior Vice President

By:     /s/ Matthew Potter
Name:    Matthew Potter
Title:    Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Swing Loan Lender, a Lender and an Issuer

By:     /s/ Sylvia Durkiewicz
Name:    Sylwia Durkiewicz
Title:    Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender and an Issuer

By:     /s/ Robert M. Lucas
Name:    Robert M. Lucas
Title:    Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender and an Issuer

By:     /s/ Brendan Korb
Name:    Brendan Korb
Title:    Vice President

[Signature Page to First Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as a Lender and an Issuer

By:     /s/ Michael Tam
Name:    Michael Tam
Title:    Authorized Officer

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and an Issuer

By:     /s/ Heather Hayes
Name:    Heather Hayes
Title:    Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:     /s/ Jamie Minieri
Name:    Jamie Minieri
Title:    Authorized Signatory

REGIONS BANK,
as a Lender

By:     /s/ Kevin R. Rogers
Name:    Kevin R. Rogers
Title:    Managing Director

CITIZENS BANK, N.A.,
as a Lender

By:     /s/ Christine Scott
Name:    Christine Scott
Title:    Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Carol Anderson
Name:    Carol Anderson
Title:    Vice President

BANK OF MONTREAL, CHICAGO BRANCH,
as a Lender

[Signature Page to First Amendment to Credit Agreement]

By:     /s/ Kara Goodwin
Name:    Kara Goodwin
Title:    Managing Director

BANK OF MONTREAL,
as a Lender

By:     /s/ Helen Alvarez-Hernandez
Name:    Helen Alvarez-Hernandez
Title:    Managing Director

BANK OF MONTREAL, LONDON BRANCH,
as a Lender

By:     /s/ Richard Couzens
Name:    Richard Couzens
Title:    Managing Director

By:     /s/ Scott Matthews
Name:    Scott Matthews
Title:    Managing Director, CFO International
BMO Financial Group

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Michael Mondazzi
Name:    Michael Mondazzi
Title:    Vice President

ING CAPITAL LLC,
as a Lender

By:     /s/ Jean V. Grasso
Name:    Jean V. Grasso
Title:    Managing Director

By:     /s/ Tyler M. Bowman
Name:    Tyler M. Bowman
Title:    Vice President

BARCLAYS BANK PLC,
as a Lender

By:     /s/ Komal Ramkirath

[Signature Page to First Amendment to Credit Agreement]

Name:    Komal Ramkirath
Title:    Assistant Vice President

[Signature Page to First Amendment to Credit Agreement]

Acknowledgment, Ratification and Reaffirmation of Subsidiary Guarantors

January 29, 2020

Each Subsidiary Guarantor acknowledges that its consent to this First Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this First Amendment and to the documents and agreements referred to herein. Each Subsidiary Guarantor agrees and acknowledges that (i) notwithstanding the effectiveness of this First Amendment, such Subsidiary Guarantor’s guarantee of the Obligations pursuant to the Guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Subsidiary Guarantor’s guarantee of the Obligations pursuant to the Guaranty or any Subsidiary Guarantor’s obligations under any other Loan Document to which it is a party (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each Subsidiary Guarantor hereby further acknowledges that the Borrowers, the Administrative Agent and the Lenders may from time to time enter into any further amendments, modifications, terminations and/or amendments of any provisions of the Amended Credit Agreement or any other Loan Documents without notice to or consent from such Subsidiary Guarantor and without affecting the validity or enforceability of such Subsidiary Guarantor’s guarantee of the Obligations pursuant to the Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Subsidiary Guarantor’s guarantee of the Obligations pursuant to the Guaranty.

Each Subsidiary Guarantor hereby reaffirms its grant to the Collateral Agent, for the benefit of the Secured Parties, of a continuing security interest in and Lien upon the Collateral of such Subsidiary Guarantor, whether now owned or hereafter acquired or arising, and wherever located, all as provided in the Collateral Documents, and each Subsidiary Guarantor hereby reaffirms that the Obligations are and shall continue to be secured by the continuing security interest and Lien granted by such Subsidiary Guarantor to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Collateral Documents.

[Signature Pages Follow]

The undersigned Subsidiary Guarantors are signatories to this Acknowledgment, Ratification and Reaffirmation in their capacity as Subsidiary Guarantors.

SIGNET HOLDINGS LIMITED,
incorporated in England and Wales with company number 03769622

By:     /s/ Joan Hilson
Name:    Joan Hilson
Title:    Director

SIGNET US HOLDINGS, INC.

By:     /s/ Stash Ptak
Name:    Stash Ptak
Title:    Secretary

SIGNET SERVICE PLANS, INC.

By:     /s/ Stash Ptak
Name:    Stash Ptak
Title:    Secretary

STERLING ECOMM LLC

By:     /s/ Stash Ptak
Name:    Stash Ptak
Title:    Secretary

SIGNET GROUP SERVICES US INC.

By:     /s/ Stash Ptak
Name:    Stash Ptak
Title:    Secretary

SIGNET U.S. SERVICES INC.

By:     /s/ Stash Ptak
Name:    Stash Ptak
Title:    Secretary

SIGNET UK FINANCE PLC,
incorporated in England and Wales with company number 09002729

By:     /s/ Joan Hilson
Name:    Joan Hilson

[Signature Page to Acknowledgment to First Amendment to Credit Agreement]

Title:    Director

ZALE CORPORATION

By:     /s/ Stash Ptak
Name:    Stash Ptak
Title:    Secretary

R2NET INC.

By:     /s/ Stash Ptak
Name:    Stash Ptak
Title:    Secretary

R2NET MANUFACTURING INC.

By:     /s/ Stash Ptak
Name:    Stash Ptak
Title:    Secretary

TXDC, L.P.

By: Zale Delaware, Inc., as General Partner

By:     /s/ Stash Ptak
Name:    Stash Ptak
Title:    Secretary

H SAMUEL LIMITED,
incorporated in England and Wales with company number 001465701

By:     /s/ Benjamin Harris
Name:    Benjamin Harris
Title:    Director

ERNEST JONES LIMITED,
incorporated in England and Wales with company number 03768966

By:     /s/ Benjamin Harris
Name:    Benjamin Harris
Title:    Director

[Signature Page to Acknowledgment to First Amendment to Credit Agreement]